Exhibit 99.1

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Paul Edmondson

Hi, I’m Paul Edmondson, CEO of Arena Group.

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Paul Edmondson

Thank you so much for tuning in

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Paul Edmondson

to our Q2 earnings call. We’re very proud to report that we had record revenue in Q2, a 67% increase over Q2 of last year and we posted a record profit.

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Paul Edmondson

Today we’re joined by our largest shareholder, Manoj. Manoj, thank you so much for joining us today. For you, as our largest investor. What’s the most important thing to see from the company now?

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Manoj Bhargava

Well, there’s only a couple of things that are really important for any investor. One is growth in revenue, and the second is earnings per share. So if you’re growing both of those, then you’re doing great. You know, the one of the biggest things to me is, that, is trailing 12 months earnings.

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Paul Edmondson

Yeah. Right.

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Manoj Bhargava

So trailing 12 months earnings at the end of last quarter were $0.12 a share right. Today they’re over $0.60.

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Manoj Bhargava

If you look at that 30 times, which is the average of, the Russell, it’d be at $18 and we’re about six and a half. Seven.

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Paul Edmondson

Yeah.

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Manoj Bhargava

Now, let’s say even 20 times you’re still at 12. Yeah. So we’ve got a we’ve got a long ways to go in terms of, you know, recognition of what we’re doing. Now, we’re early on. So people don’t know.

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Paul Edmondson

You’re hitting on two of the key things, profitable growth and earnings per share.

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Paul Edmondson

And those are the key metrics that we’re really focused on and that we expect to continue to see those two things grow. Through Q3 and Q4.

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Paul Edmondson

We recently initiated a stock buyback program.

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Paul Edmondson

Said we’d purchase up to 3 million shares over the next 12 months. What do you think about this?

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Manoj Bhargava

it’s a simple thing. It’s the old thing, buy low, sell high. So if if, if your stock is undervalued, you should buy it.

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Manoj Bhargava

If you have the money,

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Manoj Bhargava

I mean, today, as you know, the, the, Russell 2000, which we’re a part of

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Manoj Bhargava

average price per earnings is 30, we’re going to be at ten.

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Manoj Bhargava

How is that? Uh. Makes no sense. I’d be, I’d want to be a buyer at ten.

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Paul Edmondson

No, we agree with that. We see as our stock being a tremendous value. And because of that, we would like to be in the market, purchasing shares.

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Paul Edmondson

We have some questions that have come in.

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Paul Edmondson

And thanks again for sending all those questions from the various folks. We’re going to make this a speed round. You’re going to get an investor take and a CEO take.

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Paul Edmondson

So first one was all your revenue growth for Q2 and the growth that you’re projecting for Q3 organic?

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Paul Edmondson

So,

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Paul Edmondson

we really started rolling out our entrepreneurial publishing program, really ripping in Q2.

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Paul Edmondson

And it’s all been organic. We did do our first acquisition of TravelHost. We’re looking to try to, uh, do an acquisition, 1 to 2 per quarter going forward, looking for really, really great value. These are seeds that we’ve planted. We have other properties that we’ve acquired, over the last, call it 12 months.

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Paul Edmondson

And those are starting to show a little bit of fruit for us, but we’re going to be hitting the gas for men’s fitness. We launched another pet site. We’ve got, a number of sports sites

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Paul Edmondson

coming out as well.

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Manoj Bhargava

Well, to me, it’s like, we cover finance, which is TheStreet and lifestyle is Parade,

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Manoj Bhargava

and we have, Athlon, which is sports.

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Manoj Bhargava

we have Men’s Journal, which is a separate, you know, demographic. So there are some demographics that are really large and really, incredible amounts of potential. And nobody is really doing them well. So I think, like, for example, TravelHost. Well, everybody wants to know where to travel. You know, all of those things and the experiences of hundreds of writers we can use to do that.

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Manoj Bhargava

So I think that’s a great one. And then since we have figured out how to make this whole digital thing profitable, doing one a quarter should, you know, double or triple the company in the next couple of years.

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Paul Edmondson

Yeah. So that’s a good segue into question number two. As an investor, what do you want to see from the company now?

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Manoj Bhargava

Well, as an old fashioned investor, I, I, I like profit. Profit needs to grow. Not just revenue.

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Manoj Bhargava

So what I want to see is in this case new brands added. New growth added. But done in a way that’s profitable.

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Manoj Bhargava

So to,

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Manoj Bhargava

It becomes a solid business instead of a fly by night. There’s a lot of

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Manoj Bhargava

companies right now that are in our competition area.

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Manoj Bhargava

They’re either all losing money or they’re just marginally profitable. They haven’t figured it out. So which is what you’ve done is you’ve kind of figured out a way to make it profitable. And kind of that’s what I’m looking for.

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Paul Edmondson

So how many properties had the entrepreneurial model on Q1 and Q2, and are they all operating on on the model that will impact Q3 and Q4?

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Paul Edmondson

So all of our major brands, Men’s Journal, Parade, TheStreet, Athlon Sports all have the model running. We also have the model running on Men’s Fitness, Parade Pets, Pet Helpful and some of our other up and coming brands as well. And in Q2, we did see pretty dramatic growth. So for example, Men’s Journal increased about 479%, delivering about 165 million page views as just one of the markers that I thought was a really good success story.

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Paul Edmondson

The Street also hit record traffic, in Q2 2025. So, it averaged just a hair under 90 million pageviews per month, which is pretty incredible for where the brand was before. So we’re excited about that. We are definitely leaning hard and and going, going quickly

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Paul Edmondson

Our debt matures next year. Do you think you can refinance the debt rates at better than equal to your current rates? So this is a great question.

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Paul Edmondson

We’re actively in discussions with banks. We do believe that we’re going to be able to get a refinancing done in short order. That will be in the best interest of the company.

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Manoj Bhargava

Just refinancing the debt will add somewhere in, nine, 8 to $0.09 per share. Earnings per share. So that’s that’s for us. That’s that’s a lot.

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Manoj Bhargava

And then of course as we reduce it it’ll it’ll add to earnings per share also.

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Paul Edmondson

Great. Many investors are unaware of the dramatic turnaround that we’ve had in Arena. Will you be doing more investor relations. So, first this is this is the start of investor relations. We do plan to add some traditional and, you know, some more traditional things. As well as you’ll continue to see us, on social media. We’re going to be doing an AMA with Manoj, hopefully in the September time frame.

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Paul Edmondson

On Reddit. We’ll also be attending the Lake Street conference and looking to attend other conferences as well. And

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Paul Edmondson

In third quarter, we’re going to start with, our first traditional call.

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Manoj Bhargava

Okay. And look at to me, it’s really simple. What the market demands, you got to give it to them.

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Manoj Bhargava

So if they want an earnings call, fine. We’re going to have an earnings call.

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Paul Edmondson

Analysts have said that the company would benefit from more shares in the free float and less shares held by your controlling group as our largest shareholder.

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Paul Edmondson

Under what circumstances would you be willing to sell some shares?

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Manoj Bhargava

Well, I guess first is, not at ten times earnings. So obviously I’d rather be a buyer at this point.

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Manoj Bhargava

But I think the market is correct that I shouldn’t, that we really shouldn’t hold this large of a portion because it it hurts overall, market efficiency.

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Manoj Bhargava

That if the share price gets to be somewhat reasonable, then I just for the sake of the company and its shareholders, I need to to divest some or issue more shares, in the marketplace, either one.

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Manoj Bhargava

You know, we may do either one.

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Paul Edmondson

Okay. That is wrapping up. Thank you guys for tuning in. Manoj, thank you so much for coming in and talking today.

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Manoj Bhargava

My pleasure.

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Paul Edmondson

And for being an investor in Arena.

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Forward-Looking Statements

This Video Presentation of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues, earnings per share, and income from continuing operations, cost reductions, market growth, capital requirements, product introductions, expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 15, 2025 (the “2024 10-K”) and in our other SEC filings and publicly available documents).

Other statements contained in this Video Presentation that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

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Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the 2024 10-K and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Q2 10-Q”).

The discussion in this Video Presentation should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2024 10-K and in the Q2 10-Q. This Video Presentation and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Video Presentation except as may be required by law.